UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2010
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	1-16577 (Commission File Number)	38-3150651 (I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On February 1, 2010, Flagstar Bancorp, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition for the three months and year ended December 31, 2009. The text of the press release is included as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses for the year ended December 31, 2009 as part of its 2009 Annual Report on Form 10-K.
The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.
The information contained in this Form 8-K is not intended as a solicitation to buy the Company’s stock and is provided for general information. This Form 8-K contains certain statements that may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements include statements about the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions, that are subject to significant risks and uncertainties, and are subject to change based upon various factors (some of which may be beyond the Company’s control). The words “may,” “could,” “should,” “would,” “believe,” and similar expressions are intended to identify forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, Quarterly Reports on Form 10-Q for the period ended March 31, 2009, Quarterly Reports on Form 10-Q for the period ended June 30, 2009 and Quarterly Reports for the period ended September 30, 2009, each filed with the Securities and Exchange Commission and available on the Company’s website (www.flagstar.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release of Flagstar Bancorp, Inc. dated February 1, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: February 2, 2010	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and CFO